CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE GOVERNMENT MONEY MARKET FUND

Servicing Class (CNIXX)

Class N (CNGXX)

Class S (CNFXX)

Supplement dated March 1, 2018, to the

Prospectus dated January 31, 2018

The sections titled “FEES AND EXPENSES OF THE FUND” and “EXAMPLE” on page 3 of the Prospectus are replaced in their entirety with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Government Money Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class		Class N		Class S
Management Fees(1)		0.26%		0.26%		0.26%
Distribution (12b-1) Fee(2)		None		0.30%		0.50%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%		0.25%
Other Fund Expenses	0.05%		0.05%		0.05%
Total Other Expenses		0.30%		0.30%		0.30%
Total Annual Fund Operating Expenses		0.56%		0.86%		1.06%
Fee Waiver and/or Expense Reimbursement (1)(2)		(0.11%)		(0.11%)		(0.16%)
Total Annual Fund Operating Expenses after Fee Wavier and/or Expense Reimbursement		0.45%		0.75%		0.90%

(1)	City National Rochdale, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive Management Fees for the Fund such that the fee charged is 0.15% through January 31, 2019. Prior to that date, the arrangement may be terminated without penalty (a) by the Fund’s Board of Trustees, or (b) by the Adviser effective no earlier than January 31, 2019, upon at least 60 days’ prior written notice. Management Fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser.
(2)	The Fund has contractually agreed to limit the Distribution (12b-1) Fee payable by Class S shares of the Fund to 0.45% through January 31, 2019. Prior to that date, the arrangement may be terminated without penalty by the Fund’s Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$46	$168	$302	$691
Class N	$77	$263	$466	$1,051
Class S	$92	$321	$569	$1,280

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The section titled “PURCHASE AND SALE OF FUND SHARES” on page 5 of the Prospectus is replaced in its entirety with the following:

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms, including retirement plan accounts and individual retirement accounts (“IRAs”) maintained at City National Bank, advisory accounts with City National Securities, and institutional investors/agents with $50 million or more in non-managed brokerage accounts maintained at City National Securities. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts. The Class S shares of the Fund are available to investors who have funds with City National Bank and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Government Money Fund has no minimum purchase requirement; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information. The shares of the Government Money Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-035-0100

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